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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended June 30, 2003 of MPW Industrial Services Group, Inc. (the "Issuer"). I, Monte R. Black, Chief Executive Officer of Issuer, certify that:

(i)  the Form 10-K fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated: September 29, 2003

                                                   /s/ Monte R. Black
                                        ----------------------------------------
                                                       Monte R. Black

                                        Chairman of the Board of Director, Chief
                                         Executive Officer, President and Chief
                                                    Operating Officer